                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20459

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                                 Date of Report:
                                 April 15, 2003

                          FULTON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



Pennsylvania                             0-10587                23-2195389
(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                        Number)          Identification Number)


One Penn Square, PO Box 4887 Lancaster, Pennsylvania                     17604
(Address of principal executive offices)                              (Zip Code)


                                 (717) 291-2411
              (Registrant's telephone number, including area code)

ITEM 7.       EXHIBITS

Exhibit No.    Description
----------     -----------

99.1           Earnings Release dated April 15, 2003
99.2           Supplemental financial information for the quarter ended March
               31, 2003

ITEM 9.       REGULATION FD DISCLOSURE

The information included in this section is furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition", and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

On April 15, 2003, the Registrant issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report. Supplemental financial information included with the press release is attached as Exhibit 99.2 to this report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

Date:   April 15, 2003                   /s/ Charles J. Nugent
      ----------------                   ---------------------------------------
                                             Charles J. Nugent
                                             Senior Executive Vice President and
                                             Chief Financial Officer